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Exhibit 10.2

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO ZAMBA CORPORATION THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.

ZAMBA CORPORATION

WARRANT
TO PURCHASE
SHARES OF COMMON STOCK

    For value received, Joseph B. Costello, or his successors or assigns ("Holder"), is entitled to purchase from Zamba Corporation, a Delaware corporation (the "Company"), up to 1,176,471 fully paid and nonassessable shares of the Company's common stock, $.01 par value per share, or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this warrant, at the price of $1.0625 per share, subject to adjustments as noted below (the "warrant exercise price"). This warrant is being issued pursuant to the terms of a Stock Purchase Agreement, dated the date hereof, between Holder and the Company.

    This warrant may be exercised by Holder at any time or from time to time prior to the close of business on June 29, 2005.

    This warrant is subject to the following terms and conditions:

    1.  Exercise.  The rights represented by this warrant may be exercised by the Holder, in whole or in part, by written election, in the form set forth below, by the surrender of this warrant (properly endorsed if required) at the principal office of the Company, by payment to it by cash, certified check or bank draft of the warrant exercise price for the shares to be purchased and by delivery of a subscription agreement, an investment letter and/or similar documents acceptable to the Company demonstrating that the sale of the shares to be purchased is exempt from registration under the Securities Act of 1933, as amended, and any state securities law. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the warrant exercise price. Certificates for the shares of stock so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within 15 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

    2.  Shares.  All shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this warrant.

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    3.  Adjustment.  The warrant exercise price shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

      (a) If the Company at any time divides the outstanding shares of its common stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common stock are combined into a smaller number of shares, the warrant exercise price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

      (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if Holder had exercised this warrant and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

      (c) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Section 3(a) or 3(b), but which should result in an adjustment in the warrant exercise price and/or the number of shares subject to this warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

      (d) Upon each adjustment of the warrant exercise price, the Holder shall thereafter be entitled to purchase, at the warrant exercise price resulting from such adjustment, the number of shares obtained by multiplying the warrant exercise price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant exercise price resulting from such adjustment.

      (e) Upon any adjustment of the warrant exercise price, the Company shall give written notice thereof to the Holder stating the warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

    4.  No Rights as Shareholder.  This warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

    5.  Registration Rights.  Holder shall be entitled to participate in any registered offering of shares of Company's common stock that the Company initiates prior to June 29, 2005. Holder's participation

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in any such offering shall be in accordance with the procedures, and subject to the limitations, attached hereto.

    6.  Transfer.  This warrant and all rights hereunder shall not be transferable, in whole or in part, by the holder hereof without the prior written consent of the Company, which consent shall not be unreasonably withheld; provided, however, that any such proposed transfer must be in compliance with applicable securities laws and in compliance with the legend set forth above. The bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant.

    7.  Notices.  All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, 3033 Excelsior Boulevard, Suite 200, Minneapolis, Minnesota 55416, Attention: Chief Financial Officer, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.

    8.  Loss or Mutilation.  Upon receipt by the Company of evidence satisfactory to it of the ownership of, and the loss, theft, destruction or mutilation of, this warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new warrant.

    9.  Governing Law.  This warrant shall in all respects by governed by, and enforced and interpreted in accordance with, the laws of the State of Minnesota, except with respect to its rules relating to conflicts of laws.

    10.  Severability and Enforceability.  If any provision of this warrant, or the application thereof, shall for any reason and to any extent, be invalid or unenforceable, the remainder of this warrant and application of such provisions to other persons or circumstances shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by law so as to effectuate the parties' intent to the maximum extent. The parties further agree to replace such void or unenforceable provisions of this warrant with valid or enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions; provided, however, that if any government or regulatory authority shall declare this warrant (and any shares issuable hereunder) to be invalid and unenforceable, then this warrant (and any shares issuable hereunder) shall be null and void and shall be of no further force or effect.

    11.  Amendment and Waiver.  Any provision of this warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company or, in the case of a waiver, by the party against whom such waiver is to be effective.

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    IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.

Dated: June 29, 2001

ZAMBA CORPORATION
	By	/s/ Ian Nemerov
Name: Ian Nemerov
Title: Secretary
JOSEPH B. COSTELLO
/s/ Joseph B. Costello Joseph B. Costello 2880 Lakeside Drive, Suite 250 Santa Clara, California 95054

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WARRANT EXERCISE

(To be signed only upon exercise of this warrant)

    The undersigned, the Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder,             shares of common stock of Zamba Corporation, to which such warrant relates and herewith makes payment of $            therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to                        , whose address is set forth below the signature of the undersigned.

Dated: ________________________

Signature
If shares are to be issued other than to Holder:	Social Security or other Tax Identification No.
Please print present name and address

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WARRANT ASSIGNMENT

(To be signed only upon transfer of this warrant in accordance with Section 6)

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                        the right represented by the foregoing warrant to purchase the shares of common stock of Zamba Corporation and appoints                        attorney to transfer such right on the books of Zamba Corporation, with full power of substitution in the premises.

Dated: ________________________

Signature
Social Security or other Tax Identification No.
Please print present name and complete address

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  Exhibit 10.2
ZAMBA CORPORATION WARRANT TO PURCHASE SHARES OF COMMON STOCK
WARRANT EXERCISE
WARRANT ASSIGNMENT